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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2004

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            0-25434                                      04-3040660
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    (Commission File Number)                (I.R.S. Employer Identification No.)

   15 Elizabeth Drive, Chelmsford, MA                      01824
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (978) 262 2400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

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                EXHIBIT
                NUMBER    DESCRIPTION
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

                 99.1 Transcript of conference call held on January 27, 2004 discussing the financial results of Brooks Automation, Inc. for the first quarter ended December 31, 2003.
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 27, 2004, the Company held a conference call to discuss its financial results for the first quarter ended December 31, 2003. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. On January 27, 2004, the Company issued a press release announcing its results for the first quarter ended December 31, 2003 and furnished this release as Exhibit 99.1 to a Form 8-K submitted to the SEC on January 27, 2004.

     LIMITATION ON INCORPORATION BY REFERENCE. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the transcript attached as an exhibit hereto, the transcript may contain forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks' financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding our revenue and profit and loss expectations, our future business strategy and market opportunities, improvements in our business, level of capital expenditures and bookings expectations in the semiconductor industry, demand for our products, and the outlook of the general economy and the semiconductor industry. Factors that could cause results to differ from our expectations include the following: our dependence on the cyclical semiconductor industry; the possibility of further or future downturns in market demand for electronics; the possibility that any upturn in market demand for electronics will not be sustained; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the highly competitive nature and rapid technological change that characterizes the industries in which we compete; decisions by customers to cancel or defer orders that previously had been accepted; decisions by customers to reject the products we ship to them; the possibility that we may not be able to fulfill customer orders within a period of time acceptable to them; the fact that design-in wins do not necessarily translate to significant revenue; the timing and effectiveness of restructuring, cost-cutting and expense control measures; intense price competition; possible disputes concerning intellectual property; continuing uncertainties in global political and economic conditions; and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to Brooks' Annual Report on Form 10-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in the transcript.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 3, 2004                     BROOKS AUTOMATION, INC.



                                             By:  /s/ Thomas S. Grilk
                                                ----------------------------
                                                Thomas S. Grilk, Senior Vice
                                                President and General Counsel






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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER     DESCRIPTION
-------    -----------------------------------------------------------------

   99.1 Transcript of conference call held on January 27, 2004 discussing the financial results of Brooks Automation, Inc. for the first quarter ended December 31, 2003.

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